Debt instruments	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about borrowings [abstract]
Debt instruments

18.  Debt instruments

Debt instruments comprise the following at December 31:

	2020	2019
	US$'000	US$'000
Unsecured notes carried at amortised cost
Principal amount	350,000	350,000
Unamortised issuance costs	(3,380)	(5,986)
Accrued coupon interest	10,888	10,937
Total	357,508	354,951

Amount due for settlement within 12 months	10,888	10,937
Amount due for settlement after 12 months	346,620	344,014
Total	357,508	354,951

On February 15, 2017, Ferroglobe and Globe (together, the “Issuers”) issued $350,000 thousand aggregate principal amount of 9.375% senior unsecured notes due March 1, 2022 (the “Notes”). The proceeds were used primarily to repay existing indebtedness, including borrowings, certain credit facilities and other loans. Issuance costs of $12,116 thousand were incurred. The principal amounts of the senior Notes issued by each of Ferroglobe and Globe were $150,000 thousand and $200,000 thousand, respectively. Interest on the Notes is payable semi-annually on March 1 and September 1 of each year, commencing on September 1, 2017.

At any time prior to March 1, 2019, the Issuers might have redeemed all or a portion of the Notes at a redemption price based on a “make-whole” premium. At any time on or after March 1, 2019, the Issuers might redeem all or a portion of the Notes at redemption prices varying based on the period during which the redemption occurs. In addition, at any time prior to March 1, 2019, the Issuers might have redeemed up to 35% of the aggregate principal amount of the Notes with the net proceeds from certain equity offerings at a redemption price of 109.375% of the principal amount of the Notes, plus accrued and unpaid interest.

The Notes are senior unsecured obligations of the Issuers and are guaranteed on a senior basis by certain subsidiaries of Ferroglobe. The Notes are listed on the Irish Stock Exchange. The associated Indenture contains certain negative covenants. Additionally, if the Issuers experience a change of control the Indenture requires the Issuers to offer to redeem the Notes at 101% of their principal amount. Grupo Villar Mir S.A.U. owns 53.9% of the Company's outstanding shares and has pledged them to secure its obligations to certain banks. The Company would experience a change in control and would be required to offer redemption of bonds in accordance with the Indenture if Grupo Villar Mir S.A.U. defaults on the underlying loan. See Note 27 for further information.

The fair value of the Notes, determined by reference to the closing market price on the last trading day of the year, was $268,538 thousand as at December 31, 2020 (December 31, 2019:  $219,118 thousand).

Agreement in Principle on the Terms of the financing proposal

As of the date of the consolidated financial statements, holders holding approximately 96% in aggregate principal amount of Notes have signed a lock-up agreement (the “Lock-Up Agreement”) with the Ad Hoc Group Noteholders, Grupo VM and affiliates of Tyrus Capital to support the proposed restructuring as set out in the Lock-Up Agreement and including an extension of the bond maturity, but there can be no assurance that such support will not be withdrawn prior to implementation of the proposed restructuring or that, if withdrawn, additional consents required to implement the proposed restructuring will be obtained. As a result of these uncertainties, we cannot assure you that the proposed restructuring will be implemented. See Note 30.